UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2020

GRAF INDUSTRIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38703	83-1138508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Vintage Park Blvd., Suite W-22

Houston, Texas 77070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 745-8669

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	GRAF.U	The New York Stock Exchange
Common stock, $0.0001 par value per share	GRAF	The New York Stock Exchange
Warrants, each exercisable for three-quarters of one share of common stock	GRAF WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Merger Consideration to Velodyne Equity Holders

In the Definitive Proxy Statement on Schedule 14A (the “Definitive Proxy Statement”) filed by Graf Industrial Corp. (“Graf” or the “Company”) with the Securities and Exchange Commission on September 14, 2020, in connection with Graf’s proposed business combination with Velodyne Lidar, Inc. (the “Business Combination”), it was disclosed that Velodyne was offering to repurchase and cancel up to $50.0 million of shares of its outstanding capital stock prior to the closing of the Business Combination (the “Pre-Closing Velodyne Tender Offer”). If less than $50.0 million is used to repurchase shares of Velodyne capital stock in the Pre-Closing Velodyne Tender Offer, then up to 4,878,048 shares of Graf common stock will be issuable to Velodyne equity holders at the closing of the Business Combination.

The Pre-Closing Velodyne Tender Offer expired at 5:00 pm Pacific Time on September 22, 2020. Of the $50.0 million available for use in the Pre-Closing Velodyne Tender Offer, $1.8 million will be paid to tendering Velodyne stockholders. As a result, Velodyne equity holders will receive at the closing of the Business Combination approximately 4.7 million additional shares of Graf common stock and the post-combination company will retain an additional $48.2 million in cash. In total, Velodyne equity holders will receive approximately 150.3 million shares of Graf common stock at the closing of the Business Combination, approximately 6.4 million of which will be subject to vested and unvested equity awards including stock options and restricted stock units. Based on the results of the Pre-Closing Velodyne Tender Offer and other factors, it is expected that each share of Velodyne common stock and Series A preferred stock will convert into approximately 2.9786 shares of Graf common stock and that each share of Velodyne Series B preferred stock and Series B-1 preferred stock will convert into approximately 3.5465 shares of Graf common stock, in each case at the closing of the Business Combination.

Velodyne Robosense Litigation

On September 21, 2020, Velodyne entered into a Litigation Settlement and Patent Cross license Agreement with Suteng Innovation Technology Co., Ltd. (“Robosense”) to resolve all of the disputes between Velodyne and Robosense, as described in the Definitive Proxy Statement, and agreed on the terms of a patent cross license and releases of liability. The parties also agreed to terminate all of the litigation matters between Velodyne and Robosense upon Velodyne’s receipt of an initial settlement payment due under the agreement. Velodyne has not yet received the settlement payment from Robosense.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, in each case filed in connection the Business Combination, as these materials will contain important information about Velodyne, the Company and the Business Combination. The definitive proxy statement and other relevant materials for the Business Combination were mailed on or about September 17, 2020 to stockholders of the Company as of September 14, 2020, the record date established for voting on the Business Combination. Stockholders of the Company will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC by the Company, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, Attention: Secretary, (310) 745-8669.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”), which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, Attention: Secretary, (310) 745-8669. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination is contained in the definitive proxy statement for the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Velodyne’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Velodyne’s expectations with respect to the listing of shares of the post-combination company on Nasdaq, the future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Velodyne’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of legal proceedings that have or may be instituted against the Company and Velodyne; (3) the inability to complete the Business Combination, including due to failure to obtain the requisite approval of stockholders or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain or maintain the listing of the shares of common stock of the post-combination company on Nasdaq following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Velodyne or the combined company may be adversely affected by other economic, business, competitive and/or factors such as the COVID-19 pandemic; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC, including the Company’s Annual Report. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF INDUSTRIAL CORP.

	By:	/s/ James A. Graf
Name: James A. Graf
Title: Chief Executive Officer

Date: September 24, 2020